Unsecured Convertible Loan	12 Months Ended
Jul. 31, 2020
Unsecured Convertible Loan
Unsecured Convertible Loan

6. Unsecured convertible loan

On March 16, 2018, concurrent with the non-brokered unit offering (Note 7(b)(iv)), the Company completed a non-brokered private placement for the purchase of 5.0% unsecured convertible notes (each, a “Convertible Note”) in the principal amount of US$885,000. Under the terms of securities purchase agreements between the Company and the purchasers of Convertible Notes (the “Noteholders”), each Convertible Note is convertible, at the option of the holder, into (i) common shares of BriaCell for so long as the Convertible Note is outstanding, at a fixed conversion price of $30.00 per common share, for a period of nine months from the date of issuance, which may be extended by the applicable holder and (ii) for each common share issued as a result of conversion, one warrant. The warrants are valid for 36 months from their issuance date and each warrant is exercisable for one common share at an exercise price of $42.00. On April 23, 2019, the Company revised the exercise price of these warrants from $42.00 to $36.00.

The original repayment date of the Convertible Notes was September 16, 2018. On September 17, 2018, the Company and the Noteholders agreed to extend the repayment date of the Convertible Notes to March 20, 2019 and on March 8, 2019, the Company and the Noteholders agreed to extend the repayment date of the Convertible Notes, to September 7, 2019.

During the year ended July 31, 2018, the Noteholders converted $106,843 of Convertible Notes into 3,561 shares and 3,561 warrants.

During the year ended July 31, 2019, $674,645 of Convertible Notes were converted and as such, the Company issued 22,488 shares and 22,488 warrants on conversion.

On September 10, 2019, the Company repaid the balance of the Convertible Notes in the total amount of $477,599 (US$ 362,819).

The Convertible Notes are denominated in US dollars and convertible into common shares and warrants based on the principal and interest balance translated to Canadian dollars. Management determined that the Convertible Notes represent a combined instrument that contains an embedded derivative, being the conversion option. As a result of the foreign exchange impact on the conversion factor, the conversion option does not meet the fixed for fixed criteria and therefore represents a derivative liability. In accordance with IFRS 9, the Company has designated the entire Unsecured Convertible Loan at fair value through profit or loss. The Unsecured Convertible Loan was initially recorded at fair value and re-valued at each reporting date with changes in fair value being charged to interest expenses in the consolidated statements of operations and comprehensive loss.

Fair value determination

The fair value of the Convertible Notes, including any adjustments thereto, has been determined using a combination of the Black-Scholes option pricing model for the equity conversion portion and the discounted cash flow method for the loan portion.

The following assumptions were used to determine the fair value of the Convertible Notes:

	September 10, 2019 (at the repayment date)	July 31, 2019 (at year end)
Risk-free interest rate	1.6%	2.03%
Expected volatility	57%	76%
Share price	$19.50	$19.50
Expected dividend yield	0%	0%
Annual loan interest rate	5%	5%
CAD/USD exchange rate	1.3153	1.3148

Total interest expense and loss due to the change in fair value, charged to the consolidated statements of operations and comprehensive loss for the years ended July 31, 2020, 2019 and 2018 are as follows:

	Year ended
	July 31,
	2020	2019	2018

Interest expense	$2,256	$31,317	$20,364
Change in fair value	$(79,119)	$420,585	$(407,709)